UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2021

Colfax Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-34045	54-1887631
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

420 National Business Parkway, 5th Floor

Annapolis Junction, MD 20701

(Address of principal executive offices) (Zip Code)

(301) 323-9000

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CFX	New York Stock Exchange
5.75% Tangible Equity Units	CFXA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.	Regulation FD Disclosure.

As previously disclosed, on March 11, 2021, Colfax Corporation (the “Company”) is holding an Investor Day beginning at 9:00 a.m. Eastern time. In connection with this event, the Company will provide additional information with respect to the Company’s previously announced intention to separate its fabrication technology and specialty medical technology businesses into two differentiated, independent and publicly traded companies, as well as a detailed discussion of each business. A copy of the Investor Day presentation is furnished herewith as Exhibit 99.1.

A live webcast of the event can be accessed beginning at 9:00 a.m. Eastern time through the Company’s website at

www.colfaxcorp.com under the “Investors” section. The Investor Day presentation and replays of the webcast will be available on the Company’s website under the “Investors” section following the event.

The information in Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section and shall not be deemed incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits

99.1	Investor Day presentation, dated March 11, 2021.

104	Cover Page Interactive Data File - The cover page from this Current Report on Form 8-K is formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 11, 2021

COLFAX CORPORATION

By:	/s/ Christopher M. Hix
Name:	Christopher M. Hix
Title:	Executive Vice President, Finance
Chief Financial Officer (Principal Financial Officer)